UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2018

Jefferies Group LLC

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

(§240.12b-2 of this chapter).

Emerging growth company:  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On January 18, 2018, Jefferies Group LLC (the “Company”) and its wholly owned subsidiary Jefferies Group Capital Finance Inc. (“Jefferies Capital” and, together with the Company, the “Issuers”) entered into a purchase agreement (the “Purchase Agreement”) with Jefferies LLC, as representative of the several underwriters identified in Schedule A to the Purchase Agreement, whereby the Issuers agreed to issue and sell to the underwriters $1,000,000,000 aggregate principal amount of their 4.150% Senior Notes due 2030 (the “Notes”). The Notes were registered under the Issuers’ Shelf Registration Statement on Form S-3, as amended (File Nos. 333-209385 and 333-209385-01). The sale of the Notes pursuant to the Purchase Agreement closed on January 23, 2018, on which date the Issuers issued the Notes pursuant to the Issuers’ Senior Debt Indenture (the “Indenture”), dated as of May 26, 2016, between the Issuers and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Officers’ Certificate (the “Officers’ Certificate”) establishing the terms of the Notes dated January 23, 2018.

The foregoing summary of the Purchase Agreement, the Notes, the Indenture and the Officers’ Certificate is qualified in its entirety by reference to the documents filed as exhibits to this report.

Item 9.01. Financial Statements and Exhibits

The following exhibits are filed with this report:

Number	Exhibit

1.1	Purchase Agreement dated January 18, 2018 between Jefferies Group LLC, Jefferies Group Capital Finance Inc. and Jefferies LLC, as representative of the several underwriters identified in Schedule A thereto, relating to the Notes*

4.1	Senior Debt Indenture, by and among Jefferies Group LLC and Jefferies Group Capital Finance Inc. and The Bank of New York Mellon, as Trustee, dated May 26, 2016, incorporated herein by reference to Exhibit 4.1 of the Form 8-A of Jefferies Group LLC and Jefferies Group Capital Finance Inc. filed on January 17, 2017

4.2	Officers’ Certificate establishing the terms of the Notes*

4.3	Form of Global Note*

5.1	Opinion of Sidley Austin LLP*

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)*

*	Filed herewith.

INDEX TO EXHIBITS

Number	Exhibit

1.1	Purchase Agreement dated January 18, 2018 between Jefferies Group LLC, Jefferies Group Capital Finance Inc. and Jefferies LLC, as representative of the several underwriters identified in Schedule A thereto, relating to the Notes*

4.1	Senior Debt Indenture, by and among Jefferies Group LLC and Jefferies Group Capital Finance Inc. and The Bank of New York Mellon, as Trustee, dated May 26, 2016, incorporated herein by reference to Exhibit 4.1 of the Form 8-A of Jefferies Group LLC and Jefferies Group Capital Finance Inc. filed on January 17, 2017

4.2	Officers’ Certificate establishing the terms of the Notes*

4.3	Form of Global Note*

5.1	Opinion of Sidley Austin LLP*

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group LLC

By:	/s/ Roland T. Kelly
Name:	Roland T. Kelly
Title:	Assistant Secretary

Date: January 23, 2018